SEVENTH AMENDMENT TO SECOND LIEN SENIOR TERM LOAN AGREEMENT

THIS SEVENTH AMENDMENT TO SECOND LIEN SENIOR TERM LOAN AGREEMENT (this “Seventh Amendment”) is entered into as of December 7, 2009, among QUEST CHEROKEE, LLC, a Delaware limited liability company (the “Borrower”), QUEST ENERGY PARTNERS, L.P., a Delaware limited partnership (the "MLP"), QUEST CHEROKEE OILFIELD SERVICE, LLC, a Delaware limited liability company ("QCOS"), STP NEWCO, INC., an Oklahoma corporation (“STP”; STP, QCOS and MLP collectively called the “Guarantors” and individually a “Guarantor”), ROYAL BANK OF CANADA, as Administrative Agent and Collateral Agent for the Lenders parties to the hereinafter defined Term Loan Agreement (in such capacities, the “Administrative Agent” and “Collateral Agent,” respectively), KEYBANK NATIONAL ASSOCIATION, as Syndication Agent (in such capacity, the “Syndication Agent”), SOCIÉTÉ GÉNÉRALE, as Documentation Agent (in such capacity, the “Documentation Agent”), and the undersigned Lenders comprising all the Lenders.

Reference is made to the Second Lien Senior Term Loan Agreement dated as of July 11, 2008 among Borrower, the Administrative Agent, the Collateral Agent, the Syndication Agent, the Documentation Agent and the Lenders parties thereto, as amended by a First Amendment to Second Lien Senior Term Loan Agreement dated as of October 28, 2008, a Second Amendment to Second Lien Senior Term Loan Agreement dated as of June 30, 2009, a Third Amendment to Second Lien Senior Term Loan Agreement dated as of September 30, 2009, a Fourth Amendment to Second Lien Senior Term Loan Agreement dated as of October 30, 2009, a Fifth Amendment to Second Lien Senior Term Loan Agreement dated as of November 16, 2009 and a Sixth Amendment to Second Lien Senior Term Loan Agreement dated as of November 20, 2009 (as amended, the “Term Loan Agreement”). Unless otherwise defined in this Seventh Amendment, capitalized terms used herein shall have the meaning set forth in the Term Loan Agreement; all section, exhibit and schedule references herein are to sections, exhibits and schedules in the Term Loan Agreement; and all paragraph references herein are to paragraphs in this Seventh Amendment.

RECITALS

A.        The Borrower, Administrative Agent, the Syndication Agent, the Documentation Agent and Lenders desire to enter into this Seventh Amendment.

Accordingly, for adequate and sufficient consideration, the parties hereto agree, as follows:

Paragraph 1.  Amendments. Effective as of the Seventh Amendment Effective Date (hereinafter defined), the Term Loan Agreement is amended as follows:

1.1	Definitions. Section 1.01 of the Term Loan Agreement is amended as follows:
(a)	The following definitions are amended in their entirety to read as follows:

“Agreement means this Credit Agreement as amended by the First Amendment to Credit Agreement, Second Amendment to Credit Agreement, Third Amendment to Credit Agreement, Fourth Amendment to Credit Agreement, Fifth Amendment to Credit Agreement, Sixth Amendment to Credit Agreement and Seventh Amendment to Credit Agreement.”

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“Maturity Date means (a) December 17, 2009 or (b) such earlier date as a result of any acceleration pursuant to Section 8.02(a).” (b)       The following definitions are inserted alphabetically into Section 1.01 of the Term Loan Agreement:

“Seventh Amendment Effective Date means December 7, 2009.”

“Seventh Amendment to Credit Agreement means that certain Seventh Amendment to Second Lien Senior Term Loan Agreement dated as of December 7, 2009, among the Borrower, Royal Bank of Canada, as Administrative Agent, Collateral Agent and as a Lender, KeyBank National Association, as Syndication Agent and as a Lender, Société Générale, as Documentation Agent and as a Lender, and the Lenders party thereto.”

Paragraph 2.  Effective Date. This Seventh Amendment shall not become effective until the date (such date, the “Seventh Amendment Effective Date”) the Administrative Agent receives all of the agreements, documents, certificates, instruments, and other items described below:

(a)       this Seventh Amendment, executed by the Borrower, the Guarantors, the Administrative Agent, the Syndication Agent, the Documentation Agent and all the Lenders.

Paragraph 3.  Acknowledgment and Ratification. The Borrower and the Guarantors each (i) consent to the agreements in this Seventh Amendment and (ii) agree and acknowledge that the execution, delivery, and performance of this Seventh Amendment shall in no way release, diminish, impair, reduce, or otherwise affect the respective obligations of the Borrower or any Guarantor under the Loan Documents to which it is a party, which Loan Documents shall remain in full force and effect, as amended and waived hereby, and all rights thereunder are hereby ratified and confirmed. The Borrower further acknowledges that it has funded $75,000 to Capstone Advisory Group, LLC, as financial advisor to one or more Lenders. Borrower acknowledges that such payment, together with any other payments previously made by Borrower for financial or legal advisors to any Lender, are for work to be performed and are not maximum amounts or limits to the Borrower's obligation to reimburse Lenders for such costs and expenses pursuant to Section 10.04 of the Term Loan Agreement (unless specifically so limited or capped in any written engagement agreement with such financial or legal advisor). Borrower further acknowledges and reconfirms its obligation under Section 10.04 to pay or reimburse the Administrative Agent and each Lender for all costs and expenses incurred in connection with the enforcement, attempted enforcement, or preservation of any rights or remedies under the Term Loan Agreement or the other Loan Documents. Borrower agrees and acknowledges that the foregoing costs and expenses have been and will be incurred in connection with a workout and restructuring of the Obligations under the Term Loan Agreement. Borrower agrees that the foregoing applies also to similar payments made by it in connection with the First Lien Credit Agreement.

Paragraph 4.  Representations. The Borrower and the Guarantors each represent and warrant to the Administrative Agent and the Lenders that as of the Seventh Amendment Effective Date and after giving effect to the waivers and amendments set forth in this Seventh Amendment (a) all representations and warranties in the Loan Documents are true and correct in all material respects as though made on the date hereof, except to the extent that any of them speak to a different specific date, and (b) no Default or Event of Default exists.

Paragraph 5.  Expenses. The Borrower shall pay on demand all reasonable costs, fees, and expenses paid or incurred by the Administrative Agent incident to this Seventh Amendment, including, without limitation, Attorney Costs in connection with the negotiation, preparation, delivery, and

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execution of this Seventh Amendment and any related documents, filing and recording costs, and the costs of title insurance endorsements, if any.

Paragraph 6.  Miscellaneous. This Seventh Amendment is a “Loan Document” referred to in the Term Loan Agreement. The provisions relating to Loan Documents in Article X of the Term Loan Agreement are incorporated in this Seventh Amendment by reference. Unless stated otherwise (i) the singular number includes the plural and vice versa and words of any gender include each other gender, in each case, as appropriate, (ii) headings and captions may not be construed in interpreting provisions, (iii) this Seventh Amendment will be construed, and its performance enforced, under New York law and applicable federal law, (iv) if any part of this Seventh Amendment is for any reason found to be unenforceable, all other portions of it nevertheless remain enforceable, and (v) this Seventh Amendment may be executed in any number of counterparts with the same effect as if all signatories had signed the same document, and all of those counterparts must be construed together to constitute the same document.

Paragraph 7.  ENTIRE AGREEMENT. THIS SEVENTH AMENDMENT REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES ABOUT THE SUBJECT MATTER OF THIS SEVENTH AMENDMENT AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

Paragraph 8.  Parties. This Seventh Amendment binds and inures to the benefit of the Borrower, the Guarantors, the Administrative Agent, the Collateral Agent, the Syndication Agent, the Documentation Agent, the Lenders, and their respective successors and assigns.

Paragraph 9.  Further Assurances. The parties hereto each agree to execute from time to time such further documents as may be necessary to implement the terms of this Seventh Amendment.

Paragraph 10.Release. As additional consideration for the execution, delivery and performance of this Seventh Amendment by the parties hereto and to induce the Administrative Agent, the Collateral Agent, the Syndication Agent, the Documentation Agent, and the Lenders to enter into this Seventh Amendment, the Borrower warrants and represents to the Administrative Agent, the Collateral Agent, the Syndication Agent, the Documentation Agent, and the Lenders that no facts, events, statuses or conditions exist or have existed which, either now or with the passage of time or giving of notice, or both, constitute or will constitute a basis for any claim or cause of action against the Administrative Agent, the Collateral Agent, the Syndication Agent, the Documentation Agent, or any Lender or any defense to (i) the payment of Obligations under the Term Notes and/or the Loan Documents, or (ii) the performance of any of its obligations with respect to the Term Notes and/or the Loan Documents. In the event any such facts, events, statuses or conditions exist or have existed, Borrower unconditionally and irrevocably hereby RELEASES, RELINQUISHES and forever DISCHARGES Administrative Agent, the Collateral Agent, the Syndication Agent, the Documentation Agent, and the Lenders, as well as their predecessors, successors, assigns, agents, officers, directors, shareholders, employees and representatives, of and from any and all claims, demands, actions and causes of action of any and every kind or character, past or present, which Borrower may have against any of them or their predecessors, successors, assigns, agents, officers, directors, shareholders, employees and representatives arising out of or with respect to (a) any right or power to bring any claim for usury or to pursue any cause of action based on any claim of usury, and (b) any and all transactions relating to the Loan Documents occurring prior to the date hereof, including any loss, cost or damage, of any kind or character, arising out of or in any way connected with or in any way resulting from the acts, actions or omissions of any of them, and their predecessors, successors, assigns, agents, officers, directors, shareholders, employees and representatives, including any breach of fiduciary duty, breach of any duty of fair dealing, breach of confidence, breach of funding commitment, undue influence, duress, economic coercion, conflict of interest, negligence, bad faith,

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malpractice, intentional or negligent infliction of mental distress, tortious interference with contractual relations, tortious interference with corporate governance or prospective business advantage, breach of contract, deceptive trade practices, libel, slander or conspiracy, but in each case only to the extent permitted by applicable Law.

Paragraph 11. Effectiveness of Facsimile Documents and Signatures. This Seventh Amendment may be transmitted and/or signed by facsimile. The effectiveness of any such signatures shall, subject to applicable Law, have the same force and effect as manually-signed originals and shall be binding on all Loan Parties, the Administrative Agent, the Collateral Agent, the Syndication Agent, the Documentation Agent and the Lenders. The Administrative Agent may also require that any such documents and signatures be confirmed by a manually-signed original thereof; provided, however, that the failure to request or deliver the same shall not limit the effectiveness of any facsimile document or signature.

The parties hereto have executed this Seventh Amendment in multiple counterparts to be effective as of the Seventh Amendment Effective Date.

Remainder of Page Intentionally Blank

Signature Pages to Follow.

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            IN WITNESS WHEREOF, the parties hereto have caused this Seventh Amendment to be duly executed as of the Seventh Amendment Effective Date.

BORROWER:

QUEST CHEROKEE, LLC,
as Borrower

By:	/s/ David C. Lawler
David C. Lawler,
President

GUARANTORS:

QUEST ENERGY PARTNERS, L.P.,
as a Guarantor

By:	QUEST ENERGY GP, LLC,
Its General Partner

	By:	/s/ David C. Lawler
David C. Lawler,
President

QUEST CHEROKEE OILFIELD SERVICE, LLC,
as a Guarantor

By:	QUEST CHEROKEE, LLC,
Its Sole Member

	By:	/s/ David C. Lawler
David C. Lawler,
President

STP NEWCO, INC.,
as a Guarantor r

By:	/s/ David C. Lawler
David C. Lawler,
President and Chief Executive Officer

Signature Page 1

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AGREED TO AS OF THE SEVENTH
AMENDMENT EFFECTIVE DATE:	ADMINISTRATIVE AGENT:

ROYAL BANK OF CANADA,
as Administrative Agent and Collateral Agent
	By:	/s/ Susan Khokher
Name: Susan Khokher
Title: Manager, Agency

Signature Page 2

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AGREED TO AS OF THE SEVENTH
AMENDMENT EFFECTIVE DATE:	L/C ISSUER AND LENDER:

ROYAL BANK OF CANADA, as a Lender
and L/C Issuer
	By:	/s/ Leslie P. Vowell
Leslie P. Vowell
Attorney-in-Fact

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AGREED TO AS OF THE SEVENTH
AMENDMENT EFFECTIVE DATE:	KEYBANK NATIONAL ASSOCIATION,
as Syndication Agent and a Lender

	By:	/s/ Robert F. Pollis, Jr.
	Name:	Robert F. Pollis, Jr.
	Title:	Senior Vice President

Signature Page 4

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AGREED TO AS OF THE SEVENTH
AMENDMENT EFFECTIVE DATE:	SOCIÉTÉ GÉNÉRALE, as Documentation Agent and
a Lender

	By:	/s/ Stephen W. Warfel
	Name:	Stephen W. Warfel
	Title:	Managing Director

Signature Page 5

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AGREED TO AS OF THE SEVENTH
AMENDMENT EFFECTIVE DATE:	AMEGY BANK, N.A., as a Lender

	By:	/s/ Terry Owen McCarter
	Name:	Terry Owen McCarter
	Title:	Senior Vice President

Signature Page 6

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